UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: September 9, 2015

Exact Name of Registrant	Commission	I.R.S. Employer
as Specified in Its Charter	File Number	Identification No.
Hawaiian Electric Industries, Inc.	1-8503	99-0208097

State of Hawaii
(State or other jurisdiction of incorporation)

1001 Bishop Street, Suite 2900, Honolulu, Hawaii  96813
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:
 (808) 543-5662

None
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

On September 9, 2015, NextEra Energy, Inc. and Hawaiian Electric Industries, Inc., announced the expiration of the mandatory, pre-merger waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the HSR Act) in connection with the companies’ proposed merger that was announced in December 2014. Accordingly, the condition to the closing of the transaction with respect to the expiration of the applicable waiting periods under the HSR Act has been satisfied. A copy of the press release is attached as Exhibit 99 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99	News release, dated September 9, 2015, “NextEra Energy and Hawaiian Electric Industries Clear Another Hurdle to Proposed Merger”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HAWAIIAN ELECTRIC INDUSTRIES, INC.
(Registrant)
/s/ James A. Ajello
James A. Ajello
Executive Vice President and
Chief Financial Officer
(Principal Financial and Accounting Officer)

Date: September 9, 2015

EXHIBIT INDEX

Exhibit No.        Description

Exhibit 99	News release, dated September 9, 2015, “NextEra Energy and Hawaiian Electric Industries Clear Another Hurdle to Proposed Merger”